Exhibit 99.1

Press Ganey Holdings, Inc.

Reports First Quarter 2016 Financial Results

BOSTON -- (BUSINESSWIRE) -- Press Ganey Holdings, Inc. (NYSE: PGND) announced financial results today for the first quarter ended March 31, 2016.

“We are pleased with our solid performance in the first quarter of 2016 driven by patient experience, caregiver engagement and consulting solutions. Press Ganey continues to execute on our shared mission to reduce suffering and improve the patient and caregiver experience with the majority of health systems in the country,” said Patrick T. Ryan, Chief Executive Officer of Press Ganey Holdings, Inc. (the “Company”).

First Quarter 2016 Results

•	Revenue was $86.7 million compared to $74.9 million for the same period in the prior year, an increase of 15.8%. Revenue growth consisted of 13.0% organic growth and 2.8% acquired growth.

•	Adjusted EBITDA was $33.8 million compared to $27.3 million for the same period in the prior year, an increase of 23.6%.

•

Net income was $8.1 million compared to $6.0 million for the same period in the prior year. Adjusted net income was $14.5 million compared to $9.7 million for the same period in the prior year, an increase of 49.7%.

•

Diluted net income per share was $0.15 compared to $0.14 for the same period in the prior year. Adjusted diluted net income per share was $0.27 compared to $0.22 for the same period in the prior year, an increase of 21.7%.

2016 Guidance

The Company currently expects 2016 revenue to be $357 million and adjusted EBITDA to be $138 million, excluding the impact of the recently announced acquisition of Avatar International Holding Company and its subsidiary Avatar International LLC (“Avatar”). The Company expects the acquisition of Avatar to contribute revenue of $6 million to $7 million in 2016 and have no material impact on adjusted EBITDA in 2016.

Conference Call Information

The Company will host a conference call on May 4, 2016 at 9:00 a.m. Eastern Time to discuss the first quarter 2016 results.  To participate in the Company's live conference call and webcast, please dial 877-201-0168 (1-647-788-4901 for international participants) using conference code number 80090961, or visit investors.pressganey.com.

About Press Ganey

Press Ganey Holdings (NYSE: PGND) is a leading provider of patient experience measurement, performance analytics and strategic advisory solutions for health care organizations across the continuum of care. Celebrating 30 years of experience, Press Ganey is recognized as a pioneer and thought leader in patient experience measurement and performance improvement solutions. Our mission is to help health care organizations reduce patient suffering and improve clinical quality, safety and the patient experience. As of January 1, 2016, we served more than 26,000 health care facilities.

Forward-Looking Statements

This document includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which relate to future, not past, events and are subject to risks and uncertainties. The forward-looking statements, which address the Company's expected business and financial performance and financial condition, among other matters, contain words such as: “believe,” “could,” “opportunities,” “continue,” “expect,” “may,” “will,”  or “would” and other words and terms of similar meaning.

Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about expected income; earnings; revenues; and growth.  Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made.

Factors that could cause actual results to differ materially from these forward-looking statements, include, but are not limited to, the following:

•

Because our clients are concentrated in the healthcare industry, our revenue and operating results may be adversely affected by changes in regulations, a business downturn or consolidation in the healthcare industry.

•	If our clients do not continue to purchase our products and solutions, or we are unable to attract new clients, our business and operating results could be materially and adversely affected.
•	The loss of several of our large clients or a significant reduction in business from such clients would adversely affect our operating results.
•	We may not maintain our current rate of revenue growth.
•	We may be unable to effectively execute our growth strategy which could have an adverse effect on our business and competitive position in the industry.
•	We may not be able to develop new products and solutions, or enhancements to our existing products and solutions, or be able to achieve widespread acceptance of new products or solutions.
•	Technological developments could render our products and solutions obsolete or uncompetitive.
•	We may be unable to effectively identify, complete or integrate the operations of future acquisitions, joint ventures, collaborative arrangements or other growth investments.
•	We cannot assure you that we will be able to manage our growth effectively, which could have a material adverse effect on our business, financial condition, results of operations and growth prospects.
•	We operate in an increasingly competitive market, which could adversely affect our revenue and market share.
•	If we fail to promote and maintain awareness of our brand in a cost-effective manner, our business might suffer.
•	We may not be able to maintain our certification to conduct CMS mandated surveys, and this could adversely affect our business.
•	We depend on our senior management, and we may be materially harmed if we lose any member of our senior management.
•

Data security and integrity are critically important to our business, and actual or attempted breaches of security, unauthorized disclosure of information, denial of service attacks or the perception that personal and/or other sensitive or confidential information in our possession is not secure, could result in a material loss of business, substantial legal liability or significant harm to our reputation.

•

Our business and operating results could be adversely affected if we experience business interruptions, errors or failure in connection with our or third-party information technology and communication systems and other software and hardware products used in connection with our business.

•	We may be liable to our clients and may lose clients if we are unable to collect and maintain client data or if we lose client data.
•	Protection of our intellectual property may be difficult and costly, and our inability to protect our intellectual property could reduce the value of our products and solutions.
•

The agreements governing our 2015 Credit Agreement impose significant operating and financial restrictions on our company and our subsidiaries, which may prevent us from capitalizing on business opportunities, and we have pledged substantially all of our assets to secure indebtedness under our 2015 Credit Agreement.

•	Our internal control over financial reporting does not currently meet the standards required by Section 404 of the Sarbanes-Oxley Act.

A further description of these uncertainties and other risks can be found in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and its Registration Statement on Form S-1 and the accompanying prospectus filed with the Securities and Exchange Commission on May 22, 2015. These or other uncertainties may cause the Company’s actual future results to be materially different than those expressed in any forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements.

Non-GAAP Financial Measures

The Company defines Adjusted EBITDA as net income (loss) before interest expense, net, income taxes, depreciation and amortization, with further adjustments to add back (i) items that were terminated in connection with the initial public offering, or the IPO, (ii) non-cash charges, (iii) non-recurring items that are not indicative of the underlying operating performance of the business and (iv) items that are solely related to changes in the Company’s capital structure, and therefore are not indicative of the underlying operating performance of the business. The Company defines Adjusted Net Income as net income adjusted for non-cash and other non-recurring items. Management uses Adjusted EBITDA and Adjusted Net Income (i) to compare the Company’s operating performance on a consistent basis, (ii) to calculate incentive compensation for the Company’s employees, (iii) for planning purposes, including the preparation of the Company’s internal annual operating budget, (iv) to evaluate the performance and effectiveness of the Company’s operational strategies and (v) to assess compliance with various metrics associated with the agreements governing the Company’s indebtedness. The Company also believes that Adjusted EBITDA and Adjusted Net Income are useful to investors in assessing the Company’s financial performance because these measures are similar to the metrics used by investors and other interested parties when comparing companies in the Company’s industry that have different capital structures, debt levels and/or income tax rates. Accordingly, the Company believes that Adjusted EBITDA and Adjusted Net Income provide useful information to investors and others in understanding and evaluating the Company’s operating performance in the same manner as the Company’s management. Adjusted EBITDA and Adjusted Net Income are not determined in accordance with U.S. generally accepted accounting principles, or GAAP, and should not be considered in isolation or as an alternative to net income, income from operations, net cash provided by operating, investing or financing activities or other financial statement data presented as indicators of financial performance or liquidity, each as presented in accordance with GAAP. To calculate Adjusted Net Income the Company uses the following additional non-GAAP measures: (i) Adjusted Operating Expenses, which includes Adjusted Cost of Revenue, Adjusted General and Administrative, Adjusted Depreciation and Amortization and Adjusted Loss (Gain) on Disposal of Property and Equipment, (ii) Adjusted Income from Operations, (iii) Adjusted Other Income (Expense), which includes Adjusted Management Fee of Related Party, (iv) Adjusted Income before Income Taxes and (v) Adjusted Provision for Income Taxes. See “Reconciliation of Non-GAAP Items to GAAP Net Income” below for a reconciliation of these non-GAAP measures to the most directly comparable GAAP measure and reasons why the Company believes these non-GAAP measures provide useful information to investors and others in understanding and evaluating the Company’s operating performance in the same manner as the Company’s management.

Press Ganey Holdings, Inc.

Condensed Consolidated Statements of Income

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended
	March 31,
	2016	2015

Revenue	$86,731	$74,891
Operating expenses:
Cost of revenue	36,469	31,427
General and administrative	22,644	18,301
Depreciation and amortization	11,572	9,859
Loss (gain) on disposal of property and equipment	18	(46)
Total operating expenses	70,703	59,541
Income from operations	16,028	15,350
Other income (expense):
Interest expense, net	(1,230)	(4,579)
Management fee of related party	—	(286)
Total other income (expense), net	(1,230)	(4,865)
Income before income taxes	14,798	10,485
Provision for income taxes	6,680	4,511
Net income	$8,118	$5,974

Earnings per share:
Basic	$0.15	$0.14
Diluted	$0.15	$0.14

Weighted average shares of common stock outstanding:
Basic	52,806	43,313
Diluted	53,286	43,313

See Supplemental Financial Data below for additional information.

Press Ganey Holdings, Inc.

Condensed Consolidated Balance Sheets

(Thousands of dollars, except share amounts)

	March 31,	December 31,
	2016	2015
	(Unaudited)
ASSETS
Current assets:
Cash	$56,632	$35,235
Accounts receivable, net of allowances of $737 and $774 at March 31, 2016 and December 31, 2015, respectively	56,812	53,568
Other receivables	3,242	2,993
Prepaid expenses and other assets	5,187	4,603
Income taxes receivable	—	4,603
Total current assets	121,873	101,002
Property and equipment, net	58,102	60,262
Deferred financing fees, net	848	897
Intangible assets, net	358,269	362,465
Goodwill	411,203	411,203
Total assets	$950,295	$935,829
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Current portion of long-term debt	$9,250	$9,250
Current portion of capital lease obligations	4,778	4,626
Accounts payable	5,382	9,420
Accrued payroll and related liabilities	10,055	15,830
Accrued expenses and other liabilities	2,208	1,969
Income taxes payable	2,776	—
Deferred revenue	43,604	31,555
Total current liabilities	78,053	72,650
Long-term debt, less current portion	169,034	171,226
Capital lease obligations, less current portion	3,611	4,165
Deferred income taxes	123,975	125,179
Total liabilities	374,673	373,220
Commitments and contingencies	—	—
SHAREHOLDERS' EQUITY
Common stock, $0.01 par value, 350,000,000 shares authorized; 52,843,986 and 52,770,722 shares issued and outstanding as of March 31, 2016 and December 31, 2015, respectively	528	528
Additional paid-in capital	603,470	598,575
Accumulated deficit	(28,376)	(36,494)
Total shareholders' equity	575,622	562,609
Total liabilities and shareholders' equity	$950,295	$935,829

Press Ganey Holdings, Inc.

Condensed Consolidated Statement of Cash Flows

(Thousands of dollars)

(Unaudited)

	Three Months Ended
	March 31,
	2016	2015
Operating activities
Net income	$8,118	$5,974
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	11,572	9,859
Amortization of deferred financing costs and debt discount	170	185
Equity-based compensation	6,001	1,965
Provision for doubtful accounts	101	151
Loss (gain) on disposal of property and equipment	18	(46)
Deferred income taxes	(1,204)	1,221
Changes in assets and liabilities:
Accounts receivable	(3,345)	(10,691)
Other receivables	(249)	367
Prepaid expenses and other assets	(584)	(3,727)
Accounts payable	(3,258)	(7,762)
Accrued payroll and related liabilities	(5,775)	(4,852)
Accrued expenses and other liabilities	239	41
Deferred revenue	12,049	15,818
Income taxes, net	7,379	2,896
Net cash provided by operating activities	31,232	11,399
Investing activities
Purchases of property and equipment	(6,014)	(2,726)
Net cash used in investing activities	(6,014)	(2,726)
Financing activities
Payments on long-term debt	(2,313)	(1,070)
Deferred financing payments	—	(50)
Payments on capital lease obligations	(402)	(1,722)
Proceeds from sale of equity interests	—	100
Purchases of equity interests	(473)	(731)
Taxes paid for net settlements of restricted stock vesting	(633)	—
Net cash used in financing activities	(3,821)	(3,473)
Net increase in cash	21,397	5,200
Cash at beginning of period	35,235	6,962
Cash at end of period	$56,632	$12,162

Press Ganey Holdings, Inc.

Supplemental Financial Data

(In thousands, except per share amounts)

(Unaudited)

Reconciliation of Non-GAAP Items to GAAP Net Income

	Three Months Ended
	March 31,
	2016	2015	% Change

Revenue	$86,731	$74,891	15.8%

Adjusted operating expenses:
Adjusted cost of revenue (1)	35,358	30,714	15.1%
Adjusted general and administrative (2)	17,582	16,837	4.4%
Adjusted depreciation and amortization (3)	7,376	5,722	28.9%
Adjusted loss (gain) on disposal of property and equipment (4)	—	—	—%
Total adjusted operating expenses	60,316	53,273	13.2%
Adjusted income from operations	26,415	21,618	22.2%
Adjusted other income (expense):
Interest expense, net	(1,230)	(4,579)	(73.1)%
Adjusted management fee of related party (5)	—	—	—%
Total adjusted other income (expense), net	(1,230)	(4,579)	(73.1)%
Adjusted income before income taxes	25,185	17,039	47.8%
Adjusted provision for income taxes (6)	10,684	7,353	45.3%
Adjusted net income	$14,501	$9,686	49.7%
Sum of Non-GAAP adjustments in Footnotes 1-5	(10,387)	(6,554)
Net tax impact of adjustments in Footnotes 1-5 (6)	4,004	2,842
GAAP net income	$8,118	$5,974

Adjusted earnings per share:
Basic	$0.27	$0.22	22.8%
Diluted	$0.27	$0.22	21.7%

Weighted average shares of common stock outstanding:
Basic	52,806	43,313	21.9%
Diluted	53,286	43,313	23.0%

Adjusted percentages of revenue
Cost of revenue	40.8%	41.0%
General and administrative	20.3%	22.5%
Income from operations	30.5%	28.9%
Net income	16.7%	12.9%

See footnotes on next page.

Press Ganey Holdings, Inc.

Supplemental Financial Data

(Thousands of dollars)

(Unaudited)

Reconciliation of Non-GAAP Items to GAAP Net Income (continued)

		Three Months Ended
		March 31,
Excluded items:		2016	2015

(1)

Equity-based compensation expense associated with equity awards granted to attract and retain employees and directors. The Company's incentive compensation plan excludes this expense. The Company has also excluded this item in order to provide consistent operating performance insight as these expenses have fluctuated period to period, are noncash, and do not necessarily reflect current period effectiveness of operational strategies.

	Equity-based compensation	$1,111	$713

(2)

Equity-based compensation charges (noted above), transaction costs incurred in connection with completed and potential acquisitions, and other non-comparable expenses which include costs incurred in connection with the Company’s IPO and capital structure and strategic corporate planning in 2015, and professional fees incurred for the preparation for compliance with Section 404 of the Sarbanes-Oxley Act and for design of the Company's equity incentive and compensation programs in 2016. The Company's incentive compensation plan excludes these expenses. The Company has also excluded acquisition expenses and other non-comparable items in order to provide consistent operating performance insight as these expenses are associated with specific acquisition targets or specific projects that are not associated with ongoing operating activities.

	Equity-based compensation	$4,890	$1,252
	Acquisition expenses	66	7
	Other non-comparable items	106	205
		$5,062	$1,464

(3)

Amortization expense associated with acquired intangible assets from business combinations. The Company has excluded this item as analysts and investors commonly exclude this expense in assessing financial performance across companies and industries.

	Amortization of intangibles	$4,196	$4,137

(4)	Noncash gains and losses associated with disposals of property and equipment. The Company's incentive compensation plan excludes this item.
	Loss (gain) on disposal of property and equipment	$18	$(46)

(5)	Fees paid to the Company’s majority owner under a management agreement prior to the Company’s IPO. The management agreement was terminated upon the closing of the IPO in May 2015.
	Management fee of related party	$—	$286

(6)	Provision for income taxes based on the Company’s state and federal effective tax rates, including usual non-deductible expenses.

Press Ganey Holdings, Inc.

Supplemental Financial Data

(Thousands of dollars)

(Unaudited)

Reconciliation of Net Income to EBITDA and Adjusted EBITDA (Non-GAAP)

	Three Months Ended
	March 31,
	2016	2015

Net income	$8,118	$5,974
Interest expense, net	1,230	4,579
Provision for income taxes	6,680	4,511
Depreciation and amortization	11,572	9,859
EBITDA	27,600	24,923
Adjustments:
Equity-based compensation (1)	6,001	1,965
Management fee of related party (2)	—	286
Acquisition expenses (3)	66	7
Loss (gain) on disposal of property and equipment (4)	18	(46)
Other non-comparable items (5)	106	205
Adjusted EBITDA	$33,791	$27,340
Adjusted EBITDA Margin	39.0%	36.5%

(1)

Equity-based compensation expense associated with equity awards granted to attract and retain employees and directors. The Company’s incentive compensation plan excludes this expense. The Company has also excluded this item in order to provide consistent operating performance insight as these expenses have fluctuated period to period, are noncash, and do not necessarily reflect current period effectiveness of operational strategies.

(2)	Fees paid to the Company’s majority owner under a management agreement prior to the Company’s IPO. The management agreement was terminated upon the closing of the IPO in May 2015.

(3)

Transaction costs incurred in connection with completed and potential acquisitions. The Company’s incentive compensation plan excludes this expense. The Company has also excluded this item in order to provide consistent operating performance insight as these expenses are associated with specific acquisition targets.

(4)	Noncash gains and losses associated with disposals of property and equipment. The Company’s incentive compensation plan excludes this item.

(5)

Other non-comparable items include costs incurred in connection with the Company's IPO and capital structure and strategic corporate planning in 2015 and professional fees incurred for the preparation for compliance with Section 404 of the Sarbanes-Oxley Act and for design of the Company’s equity incentive and compensation programs in 2016. The Company’s incentive compensation plan excludes these expenses. The Company has also excluded this item in order to provide consistent operating performance insight as these expenses are associated with specific projects that are not associated with ongoing operating activities.

Contacts:

Press Ganey Holdings, Inc.	Aria Marketing
Balaji Gandhi (Investors)	Kristina Markos (Media)
781-295-0390	617-332-9999 x238
IR@pressganey.com	kmarkos@ariamarketing.com